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                                                                 EXHIBIT 10.34.5


                             ASSIGNMENT OF LEASE
                             AND OWNER'S CONSENT



     Agreement made this 13th day of June, 1996 between ESMOR, INC., a corporation of the State of Delaware located at 1819 Main Street, Suite 1000, Sarasota, Florida 34236 (hereinafter "Esmor"), and CORRECTIONS CORPORATION OF AMERICA, a corporation of the State of Delaware located at 102 Woodmont Boulevard, Nashville, Tennessee 37205 (hereinafter "CCA").

                                   RECITALS

    Esmor entered into a lease (hereinafter the "Lease") as Tenant, on December 13, 1993, effective December 15, 1993, with Elberon Development Co. of 235 Birchwood Avenue, Cranford, New Jersey 07016 (hereinafter "Elberon") with respect to premises 625 Evans Street, Elizabeth, New Jersey (a portion of Block 8, Lot 428-Y-11 on the Tax Map of the City of Elizabeth), a true copy of the Lease being attached hereto and incorporated herein as Exhibit A.

    Esmor desires to assign and CCA desires to assume, the rights, duties and liabilities of Esmor as Tenant under the Lease.

    Elberon, as Owner under the Lease, is willing to consent to the assignment by Esmor to CCA of all of Esmor's rights, title and interest as Tenant under the Lease and to the assumption by CCA of all obligations under the Lease, except as to the deposit security as provided in paragraph 24 of the Lease which matter is otherwise herein provided for.
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        NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        (1) Esmor does hereby assign, transfer and set over to CCA all of its rights, title and interest as Tenant under the Lease except as to the deposit security provided in paragraph 24 of the Lease, the subject of a separate Agreement between Elberon and Esmor.

        (2) CCA herewith deposits with Elberon security in the amount of Fifty One Thousand Four Hundred Nine and 04/100 Dollars ($51,409.04) to be held and applied by Elberon as provided in paragraph 24 of the Lease and hereby assumes each and every other Lease obligation and agrees to perform and discharge these obligations in full and timely accordance with all of their terms.



ATTEST:                         ESMOR, INC.


/s/ Aaron Speisman              By: /s/ J.F. Slattery
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                  Secretary                                   President



ATTEST:                         CORRECTIONS CORPORATION OF AMERICA


/s/ Darrell K. Massengale       By: /s/ Doctor R. Crants
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                  Secretary                                Chairman & CEO

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                                CONSENT OF OWNER



        Elberon, as Owner under the Lease, effective upon receipt of the sum of Fifty One Thousand Four Hundred Nine and 04/100 Dollars ($51,409.09) security from CCA as above provided, consents to the assignment by Esmor of Esmor's rights, title and interest as Tenant under the Lease to CCA and to the assumption of CCA of all obligations under the Lease.

        This consent to the assignment and assumption shall not be deemed a release of Esmor from any liability or responsibility under the Lease incurred or existing either prior to, as of the date of this consent or subsequent thereto, any such release to be the subject of a separate independent agreement with Esmor.

        Excepting only as above provided with respect to deposit security (paragraph 24 of the Lease), no provision of this consent alters or modifies any of the terms and conditions of the Lease, including the requirement that the written consent of Owner be obtained with respect to any future assignment of the Lease.



WITNESS:                        ELBERON DEVELOPMENT CO.



/s/                             By: /s/  Anne E. Estabrook
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                                        Anne E. Estabrook



Dated: June 12, 1996